Exhibit 10.5

ASSIGNMENT AND ASSUMPTION

OF

LOAN SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION LOAN SALE AGREEMENT (this “Assignment”) is made this 03 day of September, 2010, by and between RESOURCE REAL ESTATE OPPORTUNITY OP, LP, a Delaware limited partnership, as assignor (“Assignor”), and RRE WESTHOLLOW HOLDINGS, LLC, a Delaware limited liability company, as assignee (“Assignee”).

RECITALS

A. Assignor, as buyer, has entered into that certain Loan Sale Agreement effective July 30, 2010 (together with all amendments thereto, the “Agreement”) with Bank of America, N.A. as successor by merger to LaSalle Bank National Association as Trustee for the Registered Holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C3 (the “Seller”) with respect to the acquisition of a loan evidenced by a Promissory Note in the original principal amount of $13,850,000 from Westhollow Landmark LP, a Delaware limited partnership (the “Loan”).

B. Assignor is the sole equity member of Assignee.

C. Assignor desires to assign and set over to Assignee all of its right, title and interest in, to and under the Agreement.

D. Assignee desires to assume and be responsible for all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignor assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under the Agreement.

2.	Assignee hereby specifically assumes and otherwise agrees to be responsible for all of the obligations of Assignor under the Agreement as if Assignee were the original buyer thereunder.

3.	This Assignment shall be binding on the parties hereto and their successors and assigns.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, intending to be legally bound, Assignor and Assignee have caused this Assignment to be executed by their duly authorized officers on the day and year first above written.

ASSIGNOR:

RESOURCE REAL ESTATE OPPORTUNITY OP, LP, a Delaware limited partnership

By:           Resource Real Estate Opportunity REIT, Inc., its general partner

By:           /s/ Alan F. Feldman
Name:     Alan F. Feldman
Title:       CEO

ASSIGNEE:

RRE WESTHOLLOW HOLDINGS, LLC, a Delaware limited liability company

By:           Resource Real Estate Opportunity OP, LP, its solemember

By:           Resource Real Estate Opportunity REIT,Inc., its general partner

By:           /s/ Alan F. Feldman
Name:     Alan F. Feldman
Title:       CEO